UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 24, 2023

iROBOT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdictionof incorporation)
001-36414		77-0259335
(Commission File Number)		(I.R.S. Employer Identification No.)

8 Crosby Drive

Bedford, MA 01730

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 430-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	IRBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Agreement and Plan of Merger

On July 24, 2023, iRobot Corporation, a Delaware corporation (the “Company” or “iRobot”), Amazon.com, Inc., a Delaware corporation (“Parent” or “Amazon”), and Martin Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) entered into an Amendment to Agreement and Plan of Merger (the “Amendment”), which amends the previously announced Agreement and Plan of Merger (the “Original Merger Agreement” and as amended and supplemented by the Amendment, the “Amended Merger Agreement”), by and among the Company, Amazon and Merger Sub, pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

Under the terms of the Amendment, the Company, Amazon and Merger Sub have agreed to reduce the merger consideration to be paid by Amazon for each share of the Company’s common stock, par value $0.01 per share (the “Shares”) in the Merger to $51.75 in cash per Share, without interest, from $61.00 in cash per Share, without interest. Each Company restricted stock unit and performance stock unit will be converted into a cash-based award with an equivalent value to $51.75, subject to applicable vesting, forfeiture and performance achievement provisions. Each Company stock option will be converted into the right to receive an amount in cash equal to $51.75 less the exercise price per Share of such stock option. This adjustment in the merger consideration is intended to reflect the incurrence of the Company’s new Term Loan (as defined and described below).

The Company’s Board of Directors (the “Board”), acting upon the recommendation of a transaction committee of the Board, has unanimously approved the Amended Merger Agreement and, subject to certain exceptions set forth in the Amended Merger Agreement, resolved to recommend that the Company’s stockholders adopt the Amended Merger Agreement. The Company has also agreed to convene a Company stockholder meeting for the purpose of obtaining the affirmative vote of the holders of a majority of all outstanding Shares to adopt the Amended Merger Agreement.

Completion of the Merger is subject to certain closing conditions, including (1) the adoption of the Amended Merger Agreement by a majority of the holders of the outstanding Shares, (2) (i) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or of any voluntary agreement with the Department of Justice Antitrust Division or the Federal Trade Commission not to consummate the Merger and (ii) the expiration, termination or obtainment of the applicable waiting period or clearances, as applicable, under certain specified foreign antitrust laws and foreign investment laws, (3) the absence of any law restraining, enjoining, rendering illegal or otherwise prohibiting the Merger, (4) the accuracy of the other party’s representations and warranties, subject to certain materiality standards set forth in the Amended Merger Agreement, (5) compliance in all material respects with the other party’s obligations under the Amended Merger Agreement, and (6) no Material Adverse Effect (as defined in the Amended Merger Agreement) being continuing as of the closing date.

Other than as expressly modified pursuant to the Amendment, the Original Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by the Company on August 5, 2022, remains in full force and effect. The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Credit Agreement

On July 24, 2023 (the “Closing Date”), the Company entered into a Credit Agreement (the “Credit Agreement”) by and among the Company, as borrower, each lender from time to time party thereto and TCG Senior Funding L.L.C., an affiliate of The Carlyle Group, as administrative agent and collateral agent, providing for a $200,000,000 senior secured term loan credit facility (the “Term Loan”) that the Company is drawing down in full. Capitalized terms used in this Current Report on Form 8-K without definition shall have the meanings assigned thereto in the Credit Agreement.

Interest Rate, Fees and Prepayments

The Term Loan bears interest at a rate per annum equal to, at the Company’s option, (i) a rate based on term SOFR plus a credit spread adjustment plus a 9.00% margin or (ii) a rate based on the base rate plus a rate adjustment plus an 8.00% margin. In the event of repayment, prepayment or acceleration of all or any portion of the Term Loan, the Company is required to pay to the lenders an additional amount (the “MOIC Amount”) which represents a minimum guaranteed return on the Term Loan. The MOIC Amount is calculated as a multiple of the principal bring repaid, prepaid or accelerated that ranges between 1.30x and 1.75x and is calculated net of previous or concurrent repayment of principal, interest and other fees with respect to such principal amount and with certain exclusions from MOIC Amount. The multiple is determined based on whether the Amazon Acquisition has been consummated concurrently with or prior to such repayment, prepayment or acceleration, and the date on which the MOIC Amount is paid.

The Credit Agreement provides for mandatory prepayments of borrowings under certain circumstances, including non-ordinary course asset sales and incurrence of other indebtedness, subject to customary exceptions. In addition, in the event that the Company is paid a termination fee (or an amount in lieu of such termination fee) by Amazon pursuant to the Amended Merger Agreement, up to $35,000,000 of such termination fee (or amount in lieu of such termination fee) will be used immediately to repay the Term Loan, and up to $40,000,000 of such termination fee (or an amount in lieu of such termination fee) will, at the option of the Company, be used to either repay the Term Loan at the same time as the foregoing repayment or be set aside to be used for future repayments of the Term Loan subject to limited rights of the Company to utilize such amounts for the purchase of inventory. In the event that the Merger does not occur and the termination fee is not paid to the Company, the Company may instead be required to deposit $25,000,000 (plus any settlement amounts received in lieu of the termination fee in excess of $35,000,000 received after such termination fee was not paid) in an alternative account which will, at the option of the Company, be used to either repay the Term Loan or be set aside to be used for future repayments of the Term Loan subject to limited rights of the Company to utilize such amounts for the purchase of inventory.

Guarantees and Security

The obligations under the Term Loan are guaranteed by the Company and certain of its subsidiaries located in the United States and United Kingdom. The Company is also required to cause certain other subsidiaries to guarantee the obligations under the Term Loan on a post-closing basis. In addition, the obligations under the Term Loan are secured by a first priority lien on substantially all tangible and intangible property of the Company and the guarantors and pledges of the equity of certain subsidiaries, in each case subject to certain exceptions, limitations and exclusions from the collateral.

Certain Covenants and Events of Default

The Credit Agreement contains customary affirmative covenants, including financial statement reporting requirements and delivery of compliance certificates. The Credit Agreement also contains customary negative covenants that limit the Company’s and its subsidiaries’ ability to, among other things, grant or incur liens, incur additional indebtedness, make certain restricted investments or payments, including payment of dividends on its capital stock and payments on certain permitted indebtedness, enter into certain mergers and acquisitions or engage in certain asset sales, subject in each case to certain exceptions. In addition, the Credit Agreement contains a financial covenant that the Company will not permit its consolidated core assets (comprising cash, accounts receivable and inventory), tested on the last day of each month, to be less than $250,000,000, which amount is subject to increase or decrease upon certain triggers related to the payment or non-payment of any termination fees under the Amended Merger Agreement (or fees in lieu of such termination fees) and the occurrence or non-occurrence of the Merger.

The Credit Agreement also contains customary events of default (subject to certain exceptions, thresholds and grace periods), such as the failure to pay obligations when due, breach of certain covenants, including the financial covenant, cross-default or cross-acceleration of certain indebtedness, bankruptcy-related defaults, judgment defaults, and the occurrence of certain change of control events involving the Company. The occurrence of an event of default may result in the termination of the Credit Agreement and acceleration of repayment obligations with respect to any outstanding loans or letters of credit under the Term Loan.

The foregoing description of the material terms of the Credit Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the Credit Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

On July 25, 2023, the Company and Amazon issued a joint press release announcing the execution of the Amendment. A copy of the joint press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The Company has terminated and repaid in full the outstanding borrowings under its Amended and Restated Credit Agreement with Bank of America N.A., dated December 20, 2013, as amended.

Important Information and Where to Find It

In connection with the proposed transaction between the Company and Amazon, the Company will file with the SEC a Proxy Statement, the definitive version of which will be sent or provided to Company stockholders. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s investor relations website at investor.irobot.com or by contacting the Company’s investor relations department at the following:

iRobot Corporation

Karian Wong

investorrelations@irobot.com

(781) 430-3003

THE AMENDMENT NECESSITATES A NEW VOTE BY THE COMPANY’S STOCKHOLDERS ON THE MERGER, AND THE PROXY STATEMENT REFERENCED HEREIN WILL BE A PROXY STATEMENT FOR A SPECIAL MEETING WITH RESPECT TO SUCH NEW VOTE.

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed transaction and any other matters to be voted on at the special meeting. Information regarding the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the Company’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 11, 2023, and will be included in the Proxy Statement (when available). Company stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Company directors and executive officers in the transaction, which may be different than those of Company stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company and Amazon, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction in a timely manner or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (ii) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including with respect to the approval of the Company’s stockholders; (iii) potential delays in consummating the proposed transaction; (iv) the ability of the Company to timely and successfully achieve the anticipated benefits of the proposed transaction; (v) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Amended Merger Agreement; (vi) the impact of the COVID-19 pandemic and the current conflict between the Russian Federation and Ukraine on the Company’s business and general economic conditions; (vii) the Company’s ability to implement its business strategy; (viii) significant transaction costs associated with the proposed transaction; (ix) potential litigation relating to the proposed transaction; (x) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations; (xi) the ability of the Company to retain and hire key personnel; (xii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (xiii) legislative, regulatory and economic developments affecting the Company’s business; (xiv) general economic and market developments and conditions; (xv) the evolving legal, regulatory and tax regimes under which the Company operates; (xvi) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s financial performance; (xvii) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xviii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities; (xix) current supply chain challenges including current constraints in the availability of certain semiconductor components used in the Company’s products; (xx) the financial strength of the Company’s customers and retailers; (xxi) the impact of tariffs on goods imported into the United States; and (xxii) competition, as well as the Company’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, will be fully discussed in the Proxy Statement to be filed with the SEC in connection with the proposed transaction. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” in the Company’s most recent annual and quarterly reports filed with the SEC and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time and available at www.sec.gov. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, or liquidity. The forward-looking statements included herein are made only as of the date hereof. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01	Financial Statements and Exhibits

EXHIBIT NO.	DESCRIPTION

2.1	Amendment, dated as of July 24, 2023, to Agreement and Plan of Merger, dated as of August 4, 2022, by and among iRobot Corporation, Amazon.com, Inc. and Martin Merger Sub, Inc.

10.1*	Credit Agreement, dated as of July 24, 2023, by and among iRobot Corporation, as borrower, each lender from time to time party thereto, and TCG Senior Funding L.L.C., as administrative agent and collateral agent.

99.1	Joint Press Release of the Company and Amazon, dated July 25, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K and will be provided on a supplemental basis to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iROBOT CORPORATION

Date: July 25, 2023	By:	/s/ Glen D. Weinstein
	Name:	Glen D. Weinstein
	Title:	Executive Vice President, Chief Legal Officer and Secretary